Exhibit 99.2

 FOURTH QUARTER 2014  INVESTOR UPDATE

 FORWARD LOOKING STATEMENTS  Corporate Profile: Meta Financial Group, Inc.®, (“Meta Financial” or the “Company”) and its wholly-owned subsidiary, MetaBank™ (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in its filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by MetaBank® (the “Bank”) or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees. The following factors, among others, could cause the Company’s financial performance to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the ability of the Bank to complete the AFS transaction and to successfully integrate AFS’ operations; the scope of restrictions and compliance requirements imposed by the supervisory directives and/or the Consent Order entered into by the Company and the Federal Reserve and any other such actions which may be initiated; the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the impact of changes in financial services laws and regulations, including but not limited to our relationship with our regulators, the OCC and the Federal Reserve; technological changes, including but not limited to the protection of electronic files or databases; acquisitions; litigation risk in general, including but not limited to those risks involving the MPS division; the growth of the Company’s business as well as expenses related thereto; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are contained in the Company’s periodic filings with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.Other important information about the Company is available at http://www.metafinancialgroup.com  *

META MANAGEMENT



J. TYLER HAAHR

Chairman and Chief Executive Officer, Meta Financial Group

Tyler Haahr has been with Meta Financial Group since March 1997. Previously he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C.



BRAD C. HANSON

President, Meta Financial Group and MetaBank

Brad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.



GLEN W. HERRICK

Chief Financial Officer, Meta Financial Group and MetaBank

Glen Herrick was appointed EVP & Chief Financial Officer in October 2013 after joining Meta in March 2013. Previously, he served in various finance and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy in West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking

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 METABANK  RETAIL BANK  META PAYMENT SYSTEMS  META FINANCIAL GROUP  LOANS*  $493M  DEPOSITS**  $1,541M  STRONG ECONOMY & LOCAL MARKETS  > IOWA  BUSINESS PARTNERS  > NETSPEND> MONEY NETWORK> BLACKHAWK> SEVERAL DOZEN OTHERS  > SOUTH DAKOTA   * Quarter End – Net of Allowance for Loan Losses (ALL) ** Quarter Average   WHO WE ARE  *

 WHO WE ARE  GROWING COMMUNITY BANKSTRONG LOCAL ECONOMY11 BRANCH LOCATIONS IN IOWA AND SOUTH DAKOTA31% YEAR-OVER-YEAR LOAN GROWTH (FYE)  RETAIL BANK  DYNAMIC PAYMENT SYSTEMS DIVISIONA TOP PREPAID CARD ISSUER IN USSTRONG DEPOSIT GROWTH NATIONALLY FOCUSED  META PAYMENT SYSTEMS  *

 RECOGNITION  #68 IN AMERICAN BANKER MAGAZINE “TOP 200 COMMUNITY BANKS AND THRIFTS” (JUNE 2014) TOP 1% BASED ON 3 YEAR ROETOP 100 IN ABA BANKING JOURNAL’S ANNUAL PERFORMANCE RANKING FOR $1B-$10B BANKS (2014)2ND LARGEST PREPAID CARD ISSUER IN THE U.S. RANKED BY PURCHASE VOLUME – THE NILSON REPORT (2014)TOP 40 OF ACH ORIGINATORS FOR THE YEAR 2013 (NACHA 2014)TOP 30 OF ACH RECEIVERS FOR THE YEAR 2013 (NACHA 2014)#7 RANKED U.S. BANK FOR FEE INCOME PER BANK DIRECTOR MAGAZINE’S 4TH QUARTER 2013 EDITION ADDED TO RUSSELL 2000 INDEX (RTY) IN JUNE 2013ADDED TO NASDAQ’S ABA COMMUNITY BANK INDEX (ABQI) IN DECEMBER 2013  META FINANCIAL GROUP: (NASDAQ: CASH)  *

 STRATEGIC GOALS  > GROW MPS DIVISIONSCALABLE, STATE OF THE ART OPERATING INFRASTRUCTURELEVERAGE LOW/NO COST FUNDSDIVERSE PRODUCT SET: RELOADABLE, PAYROLL, GIFT, INCENTIVE, VIRTUAL, TRAVELMPS “FINANCIAL INCLUSION” PROGRAMS FOR UNBANKED, UNDERBANKED> EXERCISE “EARLY ADOPTER” ADVANTAGE IN REGULATORY COMPLIANCE> MAINTAIN STRONG CREDIT AND INVESTMENT QUALITY> EMPHASIZE ASSET DIVERSIFICATION, YIELD ENHANCEMENT AND STRONG, HIGH QUALITY LOAN GROWTH> DEVELOP NEW PRODUCT INITIATIVES – PAYMENTS, DEPOSITS AND CREDIT   *

COMPLIANCE AND OVERSIGHT SYSTEMS

Meta Financial Group

> EARLY ADOPTER OF SOPHISTICATED COMPLIANCE SYSTEMS

> OCC CONSENT ORDER REMOVED IN AUGUST, 2014

> INVESTMENTS IN PROGRAM DESIGN, TRAINING AND TECHNOLOGY

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure to support growth with moderating expenses
- Shifting focus to business development opportunities, while maintaining continuous improvement mindset on systems and compliance

> HIGH COMPETITIVE BARRIERS TO ENTRY

- Expertise, Capital, Compliance
- Operational infrastructure
- High start-up costs

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GROWING OUR BUSINESS

Meta Financial Group

> CAPITALIZING ON SYNERGIES: COMMUNITY BANKING, MPS

- MPS PROVIDES MFG OVER $1.28 BILLION IN NO-COST FUNDS
- HIGH GROWTH INDUSTRY SEGMENT
- EXPECT MATERIAL BENEFITS WHEN INTEREST RATES RISE

> LEVERAGING MPS LEADERSHIP IN PREPAID CARD SEGMENT

- HIGH GROWTH INDUSTRY WITH META HAVING LARGE MARKET SHARE
- META SPONSORS ~65% OF U.S. "WHITE LABEL" ATMS
- EMERGENT LEADER IN "VIRTUAL CARDS" FOR ELECTRONIC SETTLEMENTS
- 42 PATENTS WITH OVER A DOZEN PENDING

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 DEPOSITS AND COST OF FUNDS  AVG. DEPOSITS - $ MILLIONS*  COST OF FUNDS  *Fourth Quarter Avg.  *

 > SUCCESSFUL REGIONAL ENTERPRISE60 YEARS IN BUSINESS 11 LOCATIONS IN IOWA AND SOUTH DAKOTAGROWING, PROFITABLE OPERATIONSSTRONG, LOYAL CUSTOMER BASE> DIVERSE CUSTOMER BASE ATTRACTIVE COMBINATION OF COMMERCIAL, AGRICULTURAL & RETAIL> LOAN GROWTH OF 31% OVER THE LAST YEAR (FYE)> EXPECT LOAN GROWTH TO BE ROBUST IN THE NEXT YEAR> EXCELLENT CREDIT QUALITY  RETAIL BANK  *

 LOCATIONS  > SOUTH DAKOTABROOKINGSSIOUX FALLS> IOWA DES MOINESSTORM LAKE  *

 > NET INCOME$15.71 MILLION IN FISCAL 2014, +17% OVER 2013 AND +33% EXCLUDING SECURITIES GAINS IN 2013> STRONG EARNINGS PROFILEANNUALIZED ROAA OF 0.81% AND ANNUALIZED ROAE OF 10.01% > VERY STRONG ASSET QUALITYNPAS MARKEDLY LOWER THAN PEER GROUP AT 0.05% OF TOTAL ASSETS> PRUDENT CAPITAL MANAGEMENT WITH FLEXIBILITY  FINANCIAL HIGHLIGHTS  *

INTEREST RATE RISK MANAGEMENT

Meta Financial Group

> POSITIVELY LEVERAGED FOR HIGHER RATE ENVIRONMENT

> OCI VOLATILE RELATIVE TO PEERS

- GAAP DOES NOT CAPTURE BALANCE SHEET TRUE VALUE
- META MARK INCLUDES ~75% OF ASSETS (SECURITIES) VS. TYPICAL "PEER" AT 20%
- UNRECOGNIZED VALUE OF LOW OR ZERO COST DEPOSITS

> EXPECT NET INTEREST MARGIN (NIM) TO CONTINUE TO INCREASE IN SPITE OF CURRENT LOWER INTEREST RATE ENVIRONMENT ON STRATEGIC PLAN EXECUTION

> ADDITIONAL REINVESTMENT OPPORTUNITY THAT WOULD LEAD TO INCREASED NIM EXPANSION IN AN UP RATES ENVIRONMENT

- $9MM TO $11MM PER MONTH RUN-OFF
- NEW DEPOSITS GENERATED BY MPS DEPLOYED AT HIGHER RATES

> NIM UP 32 BPS IN FISCAL 2014 OVER 2013 DESPITE THE VOLATILE INTEREST RATE ENVIRONMENT AND CURRENT LOWER RATES

- IMPROVED ASSET MIX MAXIMIZING YIELD
- IMPROVED YIELDS ACHIEVED WITHIN THE SECURITIES PORTFOLIO

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 > SUCCESSFULLY RAISED $61.0 MILLION IN NEW CAPITAL IN 2012-13 VIA PRIVATE PLACEMENTS AND AN ATM OFFERING> MAINTAIN STRONG CAPITAL RATIOSCOMMON EQUITY TIER 1 CAPITAL AT LEAST 8%RISK-BASED OVER 20%> SUPPORT GROWTH AND ACQUISITION OPPORTUNITIES  CAPITAL MANAGEMENT  *

 EARNINGS POWER WHILE GROWING EQUITY   Fiscal year end of September 30  *

 BALANCE SHEET ($000S)     SEP10  SEP11  SEP12  SEP13  SEP14  CASH AND CASH EQUIVALENTS  94,248  132,149  106,067  73,733  100,159  INVESTMENTS AND MBS   511,011  615,320  998,826  1,176,811  1,320,364  LOANS RECEIVABLE NET  369,563  314,484  329,689  364,100  484,690  OTHER ASSETS  64,037  64,825  61,412  98,760  96,555   ASSETS  1,038,859  1,126,778  1,495,994  1,713,404  2,001,768              LIABILITIES  968,144  1,047,699  1,387,222  1,577,589  1,831,256  SHAREHOLDERS' EQUITY  70,715  79,079  108,772  135,815  170,512   LIABILITIES AND EQUITY  1,038,859  1,126,778  1,495,994  1,713,404  2,001,768  Fiscal Year End of September 30   *

 INCOME STATEMENT ($000S)  * Includes $11.4MM Gain-on-Sale of GNMA Securities** Includes $2.4M Gain-on-Sale of Securities Fiscal Year End of September 30   Meta Financial Group  2010  2011  2012*  2013**  2014  Net Interest Income After Provision   17,299    34,034    32,685   36,022  45,112  Total Non Interest Income   97,444    57,491    69,574   55,503  51,738  Compensation and Benefits   32,529    30,467    31,104   34,106  38,155  Card Processing Expense   38,242    23,286    17,373    15,584   15,487  All Other Expense   24,159    29,509   26,986  24,713   24,589  Net Income (Loss) Before Taxes   19,813    8,263   26,796   17,122   18,619  Income Tax Expense (Benefit)   7,420    3,623    9,682    3,704   2,906  Net Income (Loss)   12,393    4,640    17,114    13,418   15,713  *

 TOTAL ASSETS  Fiscal Year End of September 30   18.3% CAGR  $ MILLIONS  *

 TOTAL NET LOANS*  *Net of ALL  $ MILLIONS   Fiscal Year End September 30   *

 NON-PERFORMING ASSETS   Fiscal Year End of September 30   $ MILLIONS OF NON-PERFORMING ASSETS  % OF TOTAL ASSETS  *

 TOTAL REVENUE   * Includes $11.4M Gain-on-Sale of GNMA Securities**Includes $2.4M Gain-on-Sale of Securities  $ MILLIONS   Fiscal Year End September 30   *

META VALUE PROPOSITION

Meta Financial Group

> LEADING ISSUER OF PREPAID DEBIT CARDS
- SPRINGBOARD INTO OTHER PRODUCTS AND SERVICES

> STRONG CAPITAL POSITION
- CAPACITY TO FUND OUR GROWTH OBJECTIVES

> STABLE, LOW COST FUNDING ADVANTAGE

> STEADY DIVIDEND POLICY

> POTENTIAL FOR UPWARD TREND IN EARNINGS
- HIGHER/NORMALIZED INTEREST RATES
- ASSET DIVERSIFICATION
- ~85% OF DEPOSITS ARE LOW OR NO-COST

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NASDAQ: CASH